UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Miranda Avenue

Palo Alto, California 94304

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On November 1, 2007, Affymax, Inc. (the “Company”) issued a press release announcing that Robert B. Naso, Ph.D., the Company’s Executive Vice President of Research and Development, plans to retire at the end of 2007.  The Company plans to retain Dr. Naso as a consultant to advise on the strategic management of the Company.   Dr. Naso’s direct reports, including Anne-Marie Duliege, M.D., M.S., Chief Medical Officer, Robert F. Venteicher, Ph.D., Vice President, Technical Operations and Peter R. Young, Ph.D., Vice President, Research, will report directly to Arlene M. Morris, President and Chief Executive Officer of the Company upon Dr. Naso’s retirement.

        The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
99.1	Press Release entitled “Affymax® Announces Retirement Plans of Robert B. Naso, Ph.D. Executive Vice President, Research and Development”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC.

Dated: November 2, 2007	By:	/s/ Grace U. Shin
Grace U. Shin Vice President, Legal Affairs and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release entitled “Affymax® Announces Retirement Plans of Robert B. Naso, Ph.D. Executive Vice President, Research and Development”.